 Delivering POWER
Deutsche Bank Global AUTO Industry Conference
January 11, 2017

 Forward Looking Statements

Some of the information presented in this document and
discussions that follow, including, without limitation,
statements with respect to the proposed acquisition of
Metaldyne Performance Group, Inc ("MPG") and the anticipated consequences and benefits of the acquisition, the targeted
close date for the acquisition, product development, market
trends, price, expected growth and earnings, cash flow
generation, costs and cost synergies, portfolio
diversification, economic trends, outlook and all other
information relating to matters that are not historical
facts may constitute forward-looking statements within the
meaning of the Private Securities Litigation Reform Act of
1995. There can be no assurance that actual results will not differ materially. Factors that could cause actual results
to differ materially include, without limitation: the
receipt and timing of necessary regulatory approvals; the
ability to finance the acquisition; the ability to
successfully operate and integrate MPG's operations and
realize estimated synergies; reduced purchases of our
products by General Motors Company (GM), FCA US LLC (FCA),
or other customers; reduced demand for our customers'
products (particularly light trucks and sport utility
vehicles (SUVs) produced by GM and FCA); our ability to
develop and produce new products that reflect market demand;
lower-than-anticipated market acceptance of new or existing
products; our ability to respond to changes in technology,
increased competition or pricing pressures; our ability to
attract new customers and programs for new products; our
ability to achieve the level of cost reductions required to
sustain global cost competitiveness; supply shortages or
price increases in raw materials, utilities or other
operating supplies for us or our customers as a result of
natural disasters or otherwise; liabilities arising from
warranty claims, product recall or field actions, product
liability and legal proceedings to which we are or may
become a party, or the impact of product recall or field
actions on our customers; our ability or our customers' and
suppliers' ability to successfully launch new product
programs on a timely basis; our ability to realize the
expected revenues from our new and incremental business
backlog; risks inherent in our international operations
(including adverse changes in political stability, taxes and other law changes, potential disruptions of production and
supply, tariff and trade restrictions and currency rate
fluctuations, including those resulting from the United
Kingdom's vote to exit the European Union and the change in
the presidential administration in the United States);
negative or unexpected tax consequences; our ability to
consummate and integrate acquisitions and joint ventures;
global economic conditions; our ability to maintain
satisfactory labor relations and avoid work stoppages; our
suppliers', our customers' and their suppliers' ability to
maintain satisfactory labor relations and avoid work
stoppages; price volatility in, or reduced availability of,
fuel; our ability to protect our intellectual property and
successfully defend against assertions made against us; our
ability to successfully maintain the security of, and
integrate MPG's, information technology networks and
systems; our ability to attract and retain key associates;
availability of financing for working capital, capital
expenditures, research and development (RandD) or other
general corporate purposes including acquisitions, as well
as our ability to comply with financial covenants; our
customers' and suppliers' availability of financing for
working capital, capital expenditures, RandD or other
general corporate purposes; changes in liabilities arising
from pension and other postretirement benefit obligations;
risks of noncompliance with environmental laws and
regulations or risks of environmental issues that could
result in unforeseen costs at our facilities; adverse
changes in laws,
government regulations or market conditions affecting our
products or our customers' products (such as the Corporate
Average Fuel Economy (CAFE) regulations); our ability or our customers' and suppliers' ability to comply with the
Dodd-Frank Act and other regulatory requirements and the
potential costs of such compliance; and the other factors
detailed from time to time in the reports we file with the
Securities and Exchange Commission ("SEC"), including those
described under "Risk Factors" in our Annual Report on Form
10-K and our Quarterly Reports on Form 10-Q. These
forward-looking statements speak only as of the date of this communication. We expressly disclaim any obligation or
undertaking to disseminate any updates or revisions to any
forward-looking statement contained herein to reflect any
change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such
statement is based. Information with respect to MPG,
including non-GAAP information is taken or derived from
MPG's public filings and management estimates and we take no responsibility for the accuracy or completeness of such
information. It should be noted that this presentation
contains certain financial measures, including Adjusted
EBITDA and Adjusted free cash flow, that are not required
by, or presented in accordance with, accounting principles
generally accepted in the United States, or GAAP. These
measures are presented here to provide additional useful
measurements to review our operations, provide transparency
to investors and enable period-to-period comparability of
financial performance. A description of non-GAAP financial
measures that we use to evaluate our operations and
financial performance, and reconciliation of these non-GAAP
financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP,
can be found starting on slide 33 under "Reconciliation of
Non-GAAP Measures".

Other Information

Important Information for Stockholders and Investors
This presentation is provided for informational purposes
only and is neither an offer to purchase nor a solicitation
of an offer to sell shares of AAM or MPG. In connection with the proposed acquisition of MPG, AAM has filed with the SEC
a Registration Statement on Form S-4 (the "Registration
Statement"), which includes the preliminary joint proxy
statement/prospectus of AAM and MPG and which also
constitutes a preliminary prospectus of AAM. The information in the preliminary joint proxy statement/prospectus is not
complete and may be changed. The definitive joint proxy
statement/prospectus will be mailed to stockholders of AAM
and MPG after the Registration Statement is declared
effective by the SEC. Investors are urged to read the
Registration Statement and joint proxy statement/prospectus
(including any amendments or supplements thereto) and other
documents filed by AAM and MPG with the SEC in connection
with the proposed acquisition, as these documents contain
(or will contain) important information. Those documents, as well as AAM's and MPG's other public filings with the SEC,
may be obtained without charge at the SEC's website at
www.sec.gov. Investors may also obtain a free copy of the
Registration Statement and joint proxy statement/prospectus
and the filings with the SEC that are incorporated by
reference in the Registration Statement and joint proxy
statement/prospectus by directing a request to AAM at
www.aam.com. Participants in Solicitation

AAM, MPG and their respective directors, executive officers
and other members of their management and employees may be
deemed to be participants in a solicitation of proxies from
their respective stockholders in connection with the
proposed transaction. Information regarding AAM's directors
and executive officers is available in AAM's proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on March 24, 2016. Information regarding MPG's
directors and executive officers is available in MPG's proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 11, 2016. Other information
regarding the participants in the proxy solicitation and a
description of their direct and indirect interests, by
security holdings or otherwise, is contained in the
Registration Statement and joint proxy statement/prospectus
(or will be contained in any amendments or supplements
thereto) and other relevant materials filed with the SEC.
These documents can be obtained free of charge from the
sources indicated above.

Agenda

2016 AAM Highlights
2017 AAM Targets
AAM's 2017 - 2019 New Business Backlog
Technology Leadership
Acquisition of MPG
Agenda

2016 AAM Highlights
AAM Financial Records
Improved Net Leverage
Net Sales = $3.95B
Adjusted EBITDA* Over $600M
Strong Cash Flow Generation
Net Debt* /Adj. EBITDA = 1.5x
EW BUSINESS AWARDS for 2016
SUCCESSFUL LAUNCHES IN 2016

* For definitions of terms, please see the attached
appendix. 5

2016 AAM Financial Estimates

2016 Estimates
Net Sales
= $3.95B
Adjusted EBITDA* margin
= 15.5% - 15.75%
Adjusted Free Cash Flow*
= $190M - $200M

Record sales and profit in 2016
Adjusted free cash flow includes the impact of = $30 million of payments related to Mexican transfer pricing matters and
a $20 million customer collection related to an upcoming
capacity increase requirement.

* For definitions of terms, please see the attached
appendix. Adjusted EBITDA and Adjusted Free Cash Flow
exclude the impact of special charges and expenses for
restructuring and acquisition related activities.

2017 AAM Financial Targets

2017 Targets
 US SAAR
= 17.5M units
 Net Sales
= $4.1B - $4.2B
 Adjusted EBITDA* Margin
= 15.5% - 16.0%
 Adjusted Free Cash Flow*
= $175M - $200M
 Capital Expenditures
= 6.5% - 7% of sales

Adjusted EBITDA margin and Adjusted free cash flow targets
include the expected benefits from restructuring actions and exclude the impact of special charges and expenses for
restructuring and acquisition related activities.

Increased capital expenditures in 2017 will support our new
and incremental business backlog, including a capacity
increase program, as well as future replacement program
launches.

* For definitions of terms, please see the attached
appendix. Adjusted EBITDA and Adjusted Free Cash Flow
exclude the impact of special charges and expenses for
restructuring and acquisition related activities.

AAM's New and Incremental Business Backlog

$875 MILLION: 2017-2019

Presented on a gross basis as of January 11, 2017
Backlog by Vehicle Segment
[CATEGORY NAME]
[VALUE]
[CATEGORY NAME]
[VALUE]
[CATEGORY NAME]
[VALUE]
[CATEGORY NAME]
[VALUE]

Backlog by Global Market
[CATEGORY NAME]
24%
[CATEGORY NAME]
[VALUE]
[CATEGORY NAME]
[VALUE]
[CATEGORY NAME]
[VALUE]
Approximately 60% relates to Non-GM business

Backlog and Impact of GM's Sourcing Decision
$375
$250
($175)
$250
($275)
$425
2017
2018
2019
2017-2019
Dollars in Millions
AAM's gross new business backlog
Estimated sales impact to AAM of GM's Next-Gen full-size
truck sourcing
New business backlog, net of GM sourcing impact, for
2017 - 2019
New business awards exceed the impact of GM's sourcing
decision through the backlog period Note: The estimated
timing impact of GM's sourcing decision does not contemplate any potential future capacity increases or program
extensions; the chart above does not include an additional
estimated sales impact in 2020.

US SAAR and NA Production Assumptions

17.5
17.4
17.6
18.0
2017E
17.5
17.6
18.0
18.1
2018E
17.5
17.5
18.4
19.0
2019E

AAM US SAAR Projections
I.H.S. US SAAR
I.H.S NA LV Productions
Q4 PwC Autofacts NA LV Production

AAM assumes US SAAR to be approximately 17.5 million units
over the next three years I.H.S / PwC Autofacts estimate an
increase in North American production due to growing exports
AAM also assumes a moderate recovery in the commercial
vehicle and industrial markets during this time period.

IHS forecast as of January 6, 2017

North America Light Vehicle Production Mix

2010
57%
43%
2015
60%
40%
2020
64%
36%
Trucks/SUV/CUV/Vans
Passenger Car

Continued strength in pickup trucks/SUVs and increasing
demand for crossover vehicles is favorable for AAM

IHS Forecasts as of January 6, 2017

TECHNOLOGY LEADERSHIP

Technology Leadership

Delivering POWER

GREEN & EFFICIENT

LIGHTWEIGHT AND EFFICIENT

- QUANTUM™ lightweight axles and drive units
- New component manufacturing processes
- Advanced materials
- Lube flow improvements
- Power density

SAFETY & PERFORMANCE

AWD TECHNOLOGIES

- EcoTrac® disconnecting AWD system
- e-AAM™ electric driveline solutions

DRIVESHAFTS

- Sylent™ driveshaft technologies and NVH system integration
- Tunable crash features

CONNECTIVITY & ELECTRIFICATION

MECHATRONICS & VEHICLE CONTROLS

- Hybrid and full electric drivelines
- Actuators and sensors
- Electronic LSD front- drive axles
- Integrated wheel torque distribution controls
- Fully integrated vehicle controls

Aligned with global automotive trends

13

Powertrain Projections

Millions
Global
100
80
60
40
20
0
ICE 106M
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Millions
North America
15
10
5
0
ICE 18M
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Millions
Greater China
35
30
25
20
15
10
5
0
ICE 32M
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Millions
Europe
25
20
15
10
5
0
ICE 22M
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Electric
Hybrid-Mild
Hybrid-Full
ICE

For at least the next decade, the internal combustion engine
(ICE) is expected to be the main source of power for
vehicles

IHS Production Forecasts as of January 6, 2017

EcoTrac® Disconnecting AWD Systems

Delivering POWER

EcoTrac® - utilizes electronics and connectivity to improve Fuel Economy, Safety, and Performance

ECOTRAC
DISCONNETING AWD SYSTEM BY

KEY ATTRIBUTES

- Advanced mechatronics (motors, actuators and sensors) integrated within mechanical technology
- Disconnects at the power transfer unit (PTU), causing the driveshaft to stop spinning
- Automatically engages when it senses AWD traction requirement
- Benefits:
  - Improved vehicle fuel economy without sacrifice in AWD functionality
  - Improved vehicle handling and safety
- Our Gen II design, which begins production in 2018, will reduce the parasitic loss associated with traditional AWD system by up to 90%



EcoTrac® Disconnecting PTU



15

EcoTrac(R) Sales Growth

54% CAGR from 2013 to 2019!
$55M
$265M
=$475M
=$700M
2013
2015
2017
2019

Featured on three global programs by 2018

e-AAM(TM) Hybrid and Electric Drivelines

e-AAM(TM)- AAM is well positioned to benefit from the global trend of electrification

KEY ATTRIBUTES
Power dense design allows for easy integration for multiple
vehicle platforms Modular solutions for passenger cars /
CUVs Torque vectoring provides maximum traction and ride
control Benefits:

Improves fuel efficiency up to 30% and reduces CO2 emissions
Improved vehicle performance and drive quality Improved
handling and stability

An e-AAM program included in our new business backlog will
launch in 2018

QUANTUM(TM) Technology

QUANTUM(TM)- All-new, completely redesigned family of
lightweight axles and drive units

KEY ATTRIBUTES

Industry first technology along with a revolutionary design
Significant mass reduction (up to 35%) In combination,
additional efficiency and weight reduction can deliver 1% to
1.5% improved vehicle fuel economy

Scalable across multiple applications-- without loss of
performance or power Streamlined manufacturing process for
key driveline components.

QUANTUMTM Rear Axle

Delivering Power

AAM'S ACQUISITION OF MPG
(Metaldyne Performance Group)
Increased Global Scale (light vertical) Expanded Product
Portfolio (light vertical) Accelerated Diversification
(light vertical) Enhanced Cash Flow Generation

Compelling Strategic Acquisition

Creates a Global leader in powertrain, drivetrain and
driveline Diversified global customer base and end markets
Complementary technologies focused on light-weighting, fuel
efficiency, vehicle safety and performance solutions

Stronger financial profile through greater size, scale and
enhanced cash flow generation Powerful Industrial logic and
significant synergies

Driving growth and long-term value for all key stakeholders

Significantly Enhanced Scale and
   Profitability

Scale
(Net Sales $mm*)
$3,903
$3,047
$6,854
PRO
FORMA
Profit
(Adj. EBITDA Margin*)
14.6%
17.3%
16.0%
PRO
FORMA
Cash Generation
(Free Cash Flow $mm*)
$189
$108
$297
PRO
FORMA

Significant increase in total served market
Content on 90% of light vehicles produced in North America
and on all of the top 10 North American platforms Including
successful execution of our cost reduction synergy plan -
potential to generate over $400 million in annual free cash
flow

Greater capital resources creates long-term value for
stakeholders

*Based on 2015 Actuals - Pro forma sales are reduced by
$96 million for the elimination of 2015 MPG sales to
AAM; for definitions of terms, please see the attached
appendix

Comprehensive Solutions from Engine to Driveline

Delivering POWER

AAM

- Rear and front axles
- Rear drive modules
- Power transfer units
- Driveshafts
- Transfer cases
- Electric drive units
- Ring / pinion gears
- Axle / transmission shafts
- Differential gears
- Transmission gears

MPG

- Axle carriers
- Differential cases
- Control arms
- Turbo charger housings
- Brackets
- Suspension components
- Transmission modules
- Differential assemblies
- Aluminum valve bodies
- Vibration control systems
- Connecting rods
- VVT products



The integration of our product portfolios and technologies provides exciting opportunities to increase content-per-vehicle

22

Expanded Product Portfolio

- Additional powertrain, forging and casting products build on AAM's legacy driveline strength
- Expands AAM's reach into commercial vehicle and industrial equipment markets
- AAM's reliance on GM's full-size truck and SUV segment is significantly reduced

AAM 2015 External Sales by Product


Engines and Transmissions 8%
Forged Products 5%
Axles and Driveshafts - K2XX 49%
Axles and Driveshafts - Other 38%

Pro forma 2015 External Sales by Product


Engines and Transmissions 20%
Axles and Driveshafts - K2XX 28%
Castings 13%
Axles and Driveshafts - Other 21%
Forged Products 18%



23

Accelerated Customer Diversification

AAM 2015 Sales by Customer
GM
66%
Ford
1%
FCA
20%
Other Global Top 15 OEM's
5%
Other
8%

Pro forma 2015 Sales by Customer
GM
41%
Ford
8%
FCA
15%
Other Global Top 15 OEM's
7%
Other
29%

Pro forma 2020E Sales by Customer
GM
32%
Ford
16%
FCA
14%
Other Global Top 15 OEM's
12%
Other
26%

Integration Management Office (IMO)

Steering Committee
David C. Dauch - AAM Chairman and CEO
George Thanopoulos - MPG CEO
Mike Simonte - AAM President
Doug Grimm - MPG President and COO

IMO Leadership
Tim Bowes - AAM Senior Vice President, Strategy and Business
Development Paul Suber - MPG Vice President, Business
Development and Manufacturing Excellence

Master Planning
Baseline and Value Capture
Organization, Culture and Talent
Communications

Successful Integration
Similar in Culture and Core Competencies
Achievable Integration and Synergy Attainment Plan
Complementary Products, Customer Relationships and
Geographic Footprint Experienced and Skilled Implementation
Team

Anticipated Synergies

Sources of Cost Savings
Targeted Annual Profit Impact
Overhead
Optimize operating structure
Elimination of redundant public company costs
= $45 - $50 million
Purchasing
Combine global purchasing to leverage larger scale
Direct and indirect material opportunities
Insourcing initiatives
= $45 - $50 million
Other Cost Savings
Manufacturing initiatives
Plant loading optimization / facility rationalization
= $10 - $20 million
Total Targeted Annual Improvement
= $100 - $120 million

Timing and Cost to Achieve

Targeting 70% of expected annual run rate savings by the end of the first full year and 100% in the second full year

We estimate the costs required to achieve our synergy plan
are approximately equal to one year of savings

Combined Pro Forma Financial Targets

Pro Forma Targets 2017 - 2019
Sales CAGR*
Targeting a range of 3% to 5% during the period 2017 - 2019
 including the impact of launching over $1 billion of gross
new and incremental business backlog
Adj. EBITDA* margin
Targeting a range of 17% to 18% of sales by 2018 including
the achievement of $100 to $120 million in cost reduction
synergies Adj. Free Cash Flow* Targeting a range of 5% to 7%
of sales through 2019 Capital Expenditures

(Cap Ex)
Targeting (almost equal) 8% of sales in 2017, reducing to
6% of sales by 2019

*For definitions of terms, please see the attached appendix

Expected Pro Forma EBITDA vs. Cash
   Payments

Targeting Adjusted EBITDA well above projected cash
requirements

Variable cost structure allows for flexibility during
periods of lower volumes

Positioned to be cash breakeven in a 25% - 30% downturn
scenario

Revenue Growth and Synergy Realization
Adjusted EBITDA*
2016E
2017E
2018E
2019E
Targeting 17% to 18% Adj. EBITDA Margin Adj. EBITDA in
Excess of Cap Ex, Interest, and Tax Payments Estimated Cap
Ex, Interest and Tax Payments *For definitions of terms,
please see the attached appendix

Pro Forma Debt Paydown

Pro Forma Net Debt* and Net Leverage Ratio*(1)
Liquidity(3)
Debt Maturities(4)

Net Debt and Leverage Ratio
3.5x
3.0x
2.5x
2.0x
At Close
2017E
2018E
2019E
= $1B
> $1B
> $1B
> $1B
Minimal
Minimal
Minimal
5.125% $200mm Note Due 2/15/19
7.750% $200mm Note Due 11/15/19
Minimal in 2020
Note: Future performance reflects company estimates; (1)
We expect to close in the first half of 2017 - this chart
assumes 3/31/17 close; (2) Reflects 2016E Adjusted EBITDA,
excluding synergies, pro forma for the acquisition of
Brillion by MPG; (3) Reflects combined revolver availability and cash balance; (4) AAM expects minimal amortization and
foreign debt payments *For definitions of terms, please see
the attached appendix

Enhanced Credit Profile

Increased size and scale
Customer and product diversification
Enhanced geographic footprint
Served market and content per vehicle expansion
Strong profit and free cash flow margins
Identifiable cost synergies of (almost equal)$100 -
120 million
Extended debt maturity profile
Strong liquidity position

Stronger Financial Profile and Enhanced Cash Flow Generation

Powerful Industrial Logic

Cap-ex Avoidance /
Capacity Optimization
Logistical and Value Stream Efficiencies
Cross-selling
Opportunities
Engineering and Manufacturing Collaborations
Margin Capture through Vertical Integration
Productivity and Cost Reductions
Balanced Tax Strategies
Working Capital Improvements
Numerous value creation opportunities beyond synergies

APPENDIX

Reconciliation of Non-GAAP Measures

In addition to the results reported in accordance with
accounting principles generally accepted in the United
States of America (GAAP) included within this presentation,
we have provided certain information, which includes
non-GAAP financial measures. Such information is reconciled
to its closest GAAP measure in accordance with Securities
and Exchange Commission rules and is included in the
following slides.

Certain of the forward-looking financial measures included
in this presentation are provided on a non-GAAP basis. A
reconciliation of 2017 non-GAAP targets and pro forma
forward-looking financial measures to the most directly
comparable financial measures calculated and presented in
accordance with GAAP is not practical given the difficulty
of projecting event driven transactional and other non-core
operating items in any future period. The magnitude of these items, however, may be significant.

Reconciliation of Non-GAAP Measures

Full Year 2016 Estimates
Adjusted EBITDA Margin
Low End High End
($ in millions, except  percentages)
Net income
$232 $240
Income tax expense
60 62

Interest  expense
93 93

Depreciation and amortization
202  202
Full year 2016 estimated EBITDA
$587  $597
Special charges and expenses for restructuring and
acquisition related activities

25 25

Full year 2016 estimated Adjusted EBITDA
$612  $622
Full year 2016 estimated sales
$3,950  $3,950
Ful l year 2016 estimated Adjusted EBITDA margin
15.50%  15.75%
Adjusted Free Cash Flow
Low End   High End
($ in millions)
Net cash provided by operating activities
$405   $410
Less: Purchases of property, plant and equipment, net of
proceeds from sale of property, plant and equipment and
government grants

(225)   (220)
Full year 2016 estimated free cash flow
$180   $190
Add back: Cash payments for restructuring and acquisition
related activities

10 10

Full year 2016 estimated Adjusted free cash flow
$190   $200

The foregoing forward-looking information is based on
estimates, including those for special charges, expenses and payments related to restructuring and acquisition related
activities and other possible adjustments to EBITDA and free cash flow. There can be no assurance that actual results
will not differ materially from those presented above.

Reconciliation of Non-GAAP Measures

2015 Full Year Earnings before Interest, Income Taxes,
Depreciation and Amortization (EBITDA) and Adjusted
EBITDA Reconciliation Schedule
($ in millions)
AAM  MPG  COMBINED
Net income attributable to shareholders, as reported
$235.6  $125.3  $360.9
Interest expense
99.2  107.5  206.7
Income tax expense
37.1  48.1  85.2
Depreciation and amortization
198.4  229.8  428.2
EBITDA, as defined
$570.3  $510.7  $1,081.0
Add: Special charges and non-recurring items
0.8  16.7  17.5
Adjusted EBITDA
$571.1  $527.4  $1,098.5
as % of net sales
14.6%  17.3%  16.0%

Reconciliation of Non-GAAP Measures

2015 Full Year Free Cash Flow
($ in millions)
AAM  MPG  COMBINED
Net cash provided by operating activities
$377.6  $330.0  707.6
Less: Purchases of property, plant and equipment,
net of proceeds from sale of property, plant and
equipment and from government grants
(188.1)   (222.3)  (410.4)
Free cash flow
$189.5  $107.7  $297.2

Reconciliation of Non-GAAP Measures

We define EBITDA to be earnings before interest expense,
income taxes, depreciation and amortization. Adjusted EBITDA excludes the impact of special charges and expenses for
restructuring and acquisition related activities. We believe
EBITDA and Adjusted EBITDA are meaningful measures of
performance as they are commonly utilized by management and
investors to analyze operating performance and entity
valuation. Our management, the investment community and
banking institutions routinely use EBITDA and Adjusted
EBITDA, together with other measures, to measure our
operating performance relative to other Tier 1 automotive
suppliers. EBITDA and Adjusted EBITDA should not be
construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other
companies may calculate EBITDA and Adjusted EBITDA
differently. We define free cash flow to be net cash
provided by operating activities less capital expenditures
net of proceeds from the sale of property, plant and
equipment and government grants. Adjusted free cash flow
excludes the impact of cash payments for restructuring and
acquisition related activities. We believe free cash flow
and Adjusted free cash flow are meaningful measures as it is commonly utilized by management and investors to assess our
ability to generate cash flow from business operations to
repay debt and return capital to our stockholders. Free cash flow is also a key metric used in our calculation of
incentive compensation. Other companies may calculate free
cash flow and adjusted free cash flow differently. We define net debt to be total debt, net less cash and cash
equivalents. We define net leverage ratio to be net debt
divided by Adjusted EBITDA. We believe that net leverage
ratio is a meaningful measure of financial condition as it
is commonly used by management, investors and creditors to
assess capital structure risk. Other companies may calculate net leverage ratio differently. We define US SAAR as the
seasonally adjusted annual rate of light vehicle sales in
the United States We define CAGR to be the compound annual
growth rate of sales.